Forward Purchase Agreements	12 Months Ended
Dec. 28, 2025
Forward Purchase Agreements [Abstract]
Forward Purchase Agreements

(8) Forward Purchase Agreements

On and around July 13, 2023, FACT (now SunPower, formerly Complete Solaria, Inc. following the closing of the Business Combination) entered into separate Forward Purchase Agreements (“FPAs”) with (i) Meteora Special Opportunity Fund I, LP, Meteora Capital Partners, LP, and Meteora Select Trading Opportunities Master, LP (collectively, “Meteora”), (ii) Polar Multi-Strategy Master Fund (“Polar”), and (iii) Diametric True Alpha Market Neutral Master Fund, LP, Diametric True Alpha Enhanced Market Neutral Master Fund, LP, and Pinebridge Partners Master Fund, LP (collectively, “Sandia,” and together with Meteora and Polar, the “FPA Investors”). Under the FPAs, the Company agreed to purchase, subject to certain terms and limitations, up to 5,618,488 shares of common stock held by the FPA Investors on a date 24 months after execution of the FPAs (the “Maturity Date”). The FPA Investors agreed not to redeem their Class A ordinary shares in connection with the Business Combination, and the FPAs originally provided the FPA Investors with a minimum sale price of $5.00 per share at maturity.

On December 18, 2023, the Company entered into amendments with each FPA Investor reducing the reset floor price from $5.00 to $3.00 and permitting the Company to raise up to $10.0 million of equity from existing stockholders without triggering anti-dilution protections, subject to specified per-share pricing requirements for insider investments. On May 7 and 8, 2024, the Company executed additional amendments with Sandia and Polar reducing the reset price to $1.00 per share and modifying the volume-weighted average price (“VWAP”) trigger event to occur if, after December 31, 2024, the Company’s VWAP is below $1.00 for 20 out of 30 consecutive trading days. On June 14, 2024, the Company and Sandia executed an additional amendment confirming a $1.00 reset price and the revised VWAP trigger and providing that Sandia will automatically receive any more favorable terms provided to Polar or Meteora, including with respect to the shares sold upon execution of its FPA. On July 17, 2024, the Company and Polar executed an amendment applying the “Most Favored Nation” provision of the Polar FPA to all of its shares covered by that agreement.

Between July 15 and August 1, 2025, the Company entered into further amendments with Meteora, Sandia, and Polar that extended the valuation date applicable to the FPAs to the earliest of (i) July 17, 2026, (ii) a date specified by Meteora or Sandia, as applicable, or (iii) 90 days after Company notice if the Company’s VWAP is below the applicable reset price for 20 out of 30 consecutive trading days occurring at least six months after the closing of the Business Combination, provided that a registration statement is effective throughout both the measurement and notice periods. These amendments also revised the settlement provisions to clarify that the Settlement Amount is used solely as a calculation mechanism to determine any liability owed by the Company to an FPA Investor. If the Settlement Amount Adjustment exceeds the Settlement Amount, the excess will be paid to the FPA Investor in cash or shares, at the Company’s election, and the FPA Investors are not required to remit the Settlement Amount or return any prepayment to the Company.

If the FPA Investors continue to hold some or all of the FPA shares on the Maturity Date and the trading price of the Company’s common stock is below the applicable FPA sale price, the Company expects the FPA Investors to exercise their repurchase rights.

In connection with these FPAs, the Company has recorded a liability on its consolidated balance sheets of $4.0 million and $3.5 million as of December 28, 2025 and December 29, 2024, respectively. The Company concluded that $1.3 million of the liability as of December 29, 2024 was with a related party.